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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 7, 2003 (March 31, 2003)

SKYWEST, INC.
(Exact name of registrant specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	000-14719 (Commission File Number)	87-0292166 (IRS employer identification no.)

444 SOUTH RIVER ROAD ST. GEORGE, UTAH (Address of principal executive offices)		84790 (Zip code)

(435) 634-3000
(Registrant's telephone number, including area code)

ITEM 4. CHANGE IN CERTIFYING ACCOUNTANTS

        On March 31, 2003, SkyWest, Inc. (NASDAQ/NNM: SKYW) ("SkyWest") dismissed its independent auditors, KPMG LLP ("KPMG"), and, effective April 7, 2003, selected Ernst & Young LLP to be its new independent auditors. SkyWest's actions were approved by the Audit Committee of its Board of Directors.

        KPMG was appointed as SkyWest's independent auditors on June 24, 2002. There has been no disagreement between SkyWest and KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports, except as follows:

          In connection with KPMG's review of SkyWest's consolidated financial statements as of and for the three and nine-month periods ended September 30, 2002, certain adjustments to SkyWest's accounting for Canadair Regional Jet ("CRJ") engine overhaul costs and related agreements were identified. SkyWest and KPMG initially disagreed as to the periods in which the adjustments should be recorded. As a result of discussions between SkyWest and KPMG, which involved SkyWest's Board of Directors and its Audit Committee, this disagreement was ultimately resolved through the restatement of certain prior period financial statements.

        SkyWest has authorized KPMG to respond fully to any inquiries of any successor accountant concerning the subject matter of such disagreement. There occurred no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

        The audit reports of KPMG on SkyWest's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

          KPMG's report on SkyWest's consolidated financial statements as of and for the year ended December 31, 2001 contained a separate paragraph stating that "the Company has restated the consolidated balance sheet as of December 31, 2001, and the related consolidated statements of income, stockholders' equity and comprehensive income, and cash flows and financial statement schedule for the year then ended, which consolidated financial statements and financial statement schedule were previously audited by other independent auditors who have ceased operations."

          KPMG's report on SkyWest's consolidated financial statements as of and for the year ended December 31, 2002 contained a separate paragraph stating that "the Company changed its method of accounting for CRJ engine overhaul costs from the accrual method to the direct expense method in 2002."

        During the two most recent fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through April 7, 2003, SkyWest did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        SkyWest provided a copy of the foregoing disclosures to KPMG prior to the date of filing of this report. SkyWest undertakes to file a copy of KPMG's letter (as required by Item 304 (a) (3) of Regulation S-K) as an exhibit to an amendment of this report on Form 8-K within 10 business days of the date of filing of this report.

ITEM 7 (c). EXHIBITS

        To be filed within 10 business days of this filing pursuant to Item 304 (a) (3) of Regulation S-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, SkyWest has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SKYWEST, INC.
By	/s/ BRADFORD R. RICH Executive Vice President, Chief Financial Officer and Treasurer

Dated: April 7, 2003

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  ITEM 4. CHANGE IN CERTIFYING ACCOUNTANTS
  ITEM 7 (c). EXHIBITS
SIGNATURES